UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

APRIL 21, 2004

Date of Report (Date of earliest event reported)

BROADVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000- 28252	94-3184303
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

585 Broadway
Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 261-5100

(Registrant’s telephone number, including area code)

Item 12.             Results of Operations and Financial Condition.

On April 21, 2004, BroadVision, Inc. (the “Company”) reported its fiscal first quarter results for the period ending March 31, 2004.  A copy of the press release issued by the Company on April 21, 2004 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADVISION, INC.

Dated: April 21, 2004	By:	/s/William E. Meyer
William E. Meyer
Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated as of April 21, 2004 reporting BroadVision, Inc.’s fiscal first quarter results for the period ended March 31, 2004 (furnished and not filed herewith solely pursuant to Item 12).